Exhibit 99.1

Commercial Specialty Pharmaceutical Company Focusing on Patients

© Copyright 2020. Zyla Life Sciences 2 Forward Looking Statements Statements included in this presentation that are not historical in nature are "forward - looking statements" within the meaning o f the Private Securities Litigation Reform Act of 1995. These forward - looking statements are based on management's current expectations, and are subject to known and unknown uncertainties, r isks and other factors that may cause our or our industry’s actual results, levels of activity, performance, or achievements to be materially different from those anticipated by such statements. You can identify forward - looking statements by terminology such as “may,” “could,” “plans,” “future,” “expects,” “goal,” “intends,” “assess,” “continue to,” “potential,” “a nti cipates,” “believes,” “estimates,” “predicts,” or “focus” or the negative of these terms or other comparable terminology. Forward - looking statements contained in this presentation include, but are not lim ited to statements regarding: ( i ) our focus on delivering stockholder returns ; (iii) our expectations regarding our path to sustainability and growth, including our business developm ent plans; (iii) our future milestones, including completion of possible product acquisitions, partnerships and out - licensing; (iv) our path to profitability; (v) the impact of our existing co mmercial presence on the commercialization of our products; (vi) any advantages to owning our stock over that of our competitors and the upside potential of our common stock; (vii) the implicati ons for the success of our products based on our current demand experience; (viii) our expectations regarding our finances, including our projected expenses, projected annual revenu e, debt repayment amounts, earnings and our funding sources (including our ability to refinance our debt), our use of funds and potential payments under our notes and our royalty rights ag reements. In addition, we, through our senior management, from time to time make forward - looking public statements concerning our expected future operations and performance and other dev elopments. Actual results could differ materially from those discussed due to a number of factors, including, but not limited to: the Company’s customer and supplier relationships sin ce its restructuring; the impact of the public disclosure of sensitive business information, including projections, as part of the Company’s Chapter 11 proceedings; the anticipated benef its of the Iroko Acquisition and the impact of the Iroko Acquisition on the Company’s earnings, capital structure, strategic plan and results of operations; the Company’s ability to continue as a g oing concern; the trading price of the Company’s common stock and the liquidity of the trading market with respect thereto; the Company’s ability to recruit or retain key scientific or ma nag ement personnel or to retain our executive officers; the Company’s ability to obtain regulatory approval of our product candidates, if successfully partnered, and supplemental applications rel ati ng to our products; the Company’s ability to successfully commercialize our products and gain broader acceptance and use of its products; the Company’s ability to execute on our sales an d marketing strategy, including developing relationships with customers, physicians, payers and other constituencies and other commercial capabilities; the accuracy of the Company’s est imates of the size and characteristics of the potential markets for our product and our ability to serve those markets; unexpected safety or efficacy data; competitive factors; changes in t he regulatory environment for our products; the Company’s need for and ability to obtain future capital; the Company’s ability to service our current and future indebtedness; the Company’s es timates regarding expenses, future revenues, capital requirements and needs for additional financing; the Company’s ability to execute on our business development strategy; gener al market conditions; and other risk factors described in our filings with the United States Securities and Exchange Commission. Zyla Life Sciences assumes no obligation to update or revise any forward - looking statements contained in this presentation whether as a result of new information or future events, except as may be required by law. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use shou ld not be considered an endorsement of such products. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the se securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or oth er jurisdiction. Please visit Zyla.com/medicines/ for full prescribing information including boxed warning and medication guide for each produ ct.

3 © Copyright 2020. Zyla Life Sciences 3 A leading specialty pharmaceutical company focused on patients currently in the area of pain and inflammation. Delivering differentiated treatments to patients and providers by reducing hassle and increasing patient accessibility. Focused on delivering returns for shareholders and building a leading commercial company.

© Copyright 2020. Zyla Life Sciences Established Commercial Excellence 4 Built a commercial sales force Demonstrated commercial excellence with SPRIX Nasal Spray launch Expanded product portfolio with additional differentiated non - narcotic products and restructured financials Leverage commercial excellence to grow through partnering and in - licensing and acquisitions. 2015 2016 - 2018 2019 2020+

© Copyright 2020. Zyla Life Sciences 5 Opportunities for 2020 and Beyond x Acquisition of Iroko products x Restructured the company financials x New CEO x Reduced debt x On track projected net sales of ~$80 MM Substantial progress in 2019 □ Deliver on 2019 projected net product sales □ Focus on delivering brand promise for products □ Improve business efficiency and profitability □ Enhance portfolio through possible product acquisitions and partnerships □ Deliver on corporate values of quality and compliance Anticipated Milestones

© Copyright 2020. Zyla Life Sciences 6 Path to Profitability and Growth Define profitability . Contemplate strategies to improve gross to nets, increase territory ROI and explore pilot programs for growth. Identify growth potential . Start commercial growth initiatives and continue to focus on commercial excellence. Optimize and build on profitability and growth areas . Make changes to support areas of growth. Look for additional opportunities to leverage commercial infrastructure. Phase I Phase II Phase III

© Copyright 2020. Zyla Life Sciences Differentiated Product Portfolio 7 Indication Differentiation Use in adult patients for the short - term (up to five days) management of moderate to moderately severe pain that requires analgesia at the opioid level. Moderate to severe rheumatoid arthritis including acute flares of chronic disease Moderate to severe ankylosing spondylitis Moderate to severe osteoarthritis Acute painful shoulder (bursitis and/or tendinitis) Acute gouty arthritis Mild to moderate acute pain and osteoarthritis pain Management of acute and chronic pain severe enough to require an opioid analgesic and for which alternative treatments are inadequate Opioid - level, non - narcotic Available in suppository and oral solution. Only suppository NSAID in U.S. Zorvolex provides 23% lower overall systemic exposure than other oral diclofenac options. Only marketed IR opioid designed to discourage abuse with aversion technology.

© Copyright 2020. Zyla Life Sciences 8 Two Prong Growth Strategy Non - promoted products Drive net product sales Educating healthcare providers on the risks and benefits of our products. Personal promotion Non - personal promotion Using non - personal tactics to bring awareness to our products.

© Copyright 2020. Zyla Life Sciences Pillars of Commercial Excellence 9 Identify differentiated medicines . Build infrastructure to deliver medicines to patients with minimal hassle for doctors and increased accessibility. Educate physicians on risks and benefits of our products.

© Copyright 2020. Zyla Life Sciences 10 Demonstrated Commercial Capability with SPRIX ® Nasal Spray 2015 Acquired underpromoted SPRIX in January 2015 and built commercial salesforce Launched commercial promotion of SPRIX in June 2015 Demonstrated commercial excellence through growth of SPRIX Nasal Spray 2015 - 2019

Financials and Milestones

© Copyright 2020. Zyla Life Sciences Demonstrated Financial Growth Since 2015 12 Net Product Sales: $4 MM SG&A and R&D Expenses: $70 MM Debt: $76 MM Products: 2 Net Product Sales: $26 MM SG&A and R&D Expenses: $84 MM Debt: $129 MM Products: 3 Projected Net Product Sales: ~ $80 MM SG&A and R&D Expenses: ~ $64 MM Debt: $105 MM Products: 6 2015 2017 2019 2020+

© Copyright 2020. Zyla Life Sciences 13 Almost Tripled Net Product Sales from Q3:18 to Q3:19 Third Quarter Results • Positive net cash flow of $6.5 million • $22.4 million in net product sales, almost triple Q3 2018 net product sales (including acquired products) • $19.0 million in cash 2019 Projections • Project approximately $80 million • Expect Sales & Marketing, G&A and R&D to be about same as last year at ~$64 million

© Copyright 2020. Zyla Life Sciences 14 Goal is to Increase Revenue While Reducing Debt • $104.5 MM in total debt • $95 MM in senior secured debt with revenue - based principal payment terms • 13% interest on an annual basis • Pay principal (15% of two quarters of sales) less amount of interest paid • 1.5% royalty on net sales through December 31, 2022 • Maturity date for all notes is 2024 • $5 MM in credit facility • $4.5 MM promissory note • Focused on increasing net product sales • Current debt has been reduced • Majority of prepayment obligations on debt dependent on revenues

© Copyright 2020. Zyla Life Sciences 15 Plan to Continue to Grow through BD Activities 2020 Focus □ With existing commercial infrastructure in place, looking to become commercial partner for late development stage or marketed products □ Agnostic as to what therapeutic area we pursue to broaden from current focus of pain and inflammation □ Pursuing out - licensing opportunities for current products in new geographies and call points January November In - licensed Iroko products Divested Tivorbex ® 2019 Accomplishments x 2015 Acquired SPRIX and licensed OXAYDO

© Copyright 2020. Zyla Life Sciences 16 We Believe Landscape Reinforces Upside Potential Marketed Products Salesforce Market Cap 87 $21.6 MM ‘19 Projected Revenue ~$80 MM $701 MM $690 MM $749 MM $301 MM * $4 MM $70 MM 100 60 150 Principal Debt $104.5 MM $11.5 MM $13.1 MM $216.1 MM $528 MM $106 MM 128 $60 MM As of January 6, 2002. *Includes payments to be made to Depomed

© Copyright 2020. Zyla Life Sciences Positioned to for Growth Business Development 17 Financially Restructured Differentiated Medicines Commercial Infrastructure

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